T-REX 2X Long NFLX Daily Target ETF (NFLU)

T-REX 2X Inverse NFLX Daily Target ETF (NFLD)

(each, a “Fund” and collectively, the “Funds”)

Each a series of

ETF Opportunities Trust

Supplement dated July 22, 2025

to the Prospectus

dated September 23, 2024, as amended October 11, 2024 and January 28, 2025 and to the Statement of Additional Information (“SAI”)

dated September 23, 2024, as amended October 11, 2024

as supplemented from time to time

The changes described below are being made to the Prospectus.

MANAGEMENT

Effective July 1, 2025, delete the Fund Sponsor section, and replace with the following information:

Fund Sponsor

REX Shares, LLC (“REX”), a Delaware limited liability company, located in Miami, Florida, is an independent sponsor of ETFs. The research of an affiliate of REX was used in the creation of the Funds’ trading strategy. REX does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. REX is not related to the Adviser, the Fund or any of the underlying stocks of the Funds. REX makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares in particular, or as to the ability of any Fund to meet its investment objective.

The Adviser has entered into an agreement with the Sponsor pursuant to which the Sponsor and the Adviser have jointly assumed the obligation of the Adviser to pay all expenses of the Funds, except Excluded Expenses. The Sponsor will also provide marketing support for the Funds including, but not limited to, providing the Funds with access to and the use of the Sponsor’s marketing capabilities, including leveraging the Sponsor’s expertise in developing marketing strategies and communications through print and electronic media. For its services, the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Funds. The Sponsor does not act as a distributor to the Funds and does not sell shares of the Funds. All Funds are distributed through the Distributor.

The changes described below are being made to the SAI.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Effective July 1, 2025, delete the Fund Sponsor section, and replace with the following information:

Fund Sponsor. Rex Shares, LLC, 777 Brickell Ave., Suite 500, Miami, Florida 33131 (“REX”), provides general strategic support and guidance, as well as marketing support for the Funds including, but not limited to, providing the Funds with access to and the use of REX’s marketing capabilities, including leveraging REX’s expertise in developing marketing strategies and communications through print and electronic media. For its services, REX is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Funds. REX does not act as a distributor to the Funds and does not sell shares of the Funds. All Funds are distributed through the Distributor.

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For more information regarding this supplement please call 1-844-403-2888.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.